                                   EXHIBIT 2


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY STATE (COLLECTIVELY, THE "ACTS").
NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPUTER INTEGRATION CORP. TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.




                           COMPUTER INTEGRATION CORP.
                         COMMON STOCK PURCHASE WARRANT


       THIS IS TO CERTIFY THAT, COMPUTER INTEGRATION CORP., a Delaware corporation (the "Company"), hereby grants to Michael G. Santry, a Warrant to purchase 100,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company (the "Common Stock"), at a purchase price per share of $1.13 (the "Exercise Price"), and to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., Dallas, Texas time, on June 30, 2004 (the "Maturity").

       Certain capitalized terms used in this Warrant are defined in Article V hereof.

                                   ARTICLE I

                              EXERCISE OF WARRANT

       1.1 Method of Exercise. This Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof and prior to Maturity on any date that is a Business Day; provided, however, that the minimum number of shares of Common Stock for which this Warrant may be exercised in part is 3,000 shares, which number is subject to adjustment in accordance with Article III hereof. To exercise this Warrant, in whole or part, the holder hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as Exhibit A hereto, stating therein the election of such holder to exercise this Warrant in the manner provided in the Subscription Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant

Shares purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall within three Business Days issue and deliver to such holder a certificate for the full number of the Warrant Shares or Other Securities purchased by such holder hereunder, against the receipt by the Company of the total Exercise Price payable for all the Warrant Shares so purchased. Payment of the Exercise Price shall be made by either (i) certified or official bank check, (ii) cancellation of any debt owed by the Company to the holder hereof, or (iii) surrendering of Warrant Shares or other shares of Common Stock valued at the current Fair Market Value. If the holder surrenders a combination of cash, cancellation of any debt, or Warrant Shares or other shares of Common Stock, the holder shall specify the respective number of Warrant Shares to be purchased with each form of consideration, and the foregoing provisions shall be applied to each form of consideration with the same effect as if this Warrant were being separately exercised with respect to each form of consideration. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date. If this Warrant has been exercised in part, the Company shall deliver to the holder a new Warrant evidencing the rights of such holder to purchase a number of Warrant Shares with respect to which this Warrant has not been exercised, which new Warrant shall, in all other respects, be identical with this Warrant, or, at the option of the Company, appropriate notation may be made on this Warrant and this Warrant returned to such holder. The issuance of any Common Stock or Other Securities upon the exercise of the Warrant shall be made without charge to any holder for any tax, other than income taxes assessed on such holder, in respect of such issuance.

       1.2 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares shall be issued for less than one-half of a share of Common Stock.

                                   ARTICLE II

                            WARRANT OFFICE; TRANSFER

       2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 2425 Crownpoint Executive Drive, Charlotte, North Carolina 28227, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder of this Warrant. The Company shall maintain, at the Warrant Office, a register for the Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

       2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

       2.3 Transfer and Exchange. The Warrant and all options and rights under the Warrant are transferable, as to all or any part of the number of issuable Warrant Shares purchasable upon its exercise, by the holders of the Warrants, in person or by duly authorized attorney, on the books of the Company upon surrender of the Warrant at the principal offices of the Company, together with the form of transfer authorization attached to the Warrant duly executed. Absent any such transfer, the Company may deem and treat the registered holders of the Warrant at any time as the absolute owners of the Warrants for all purposes and shall not be affected by any notice to the contrary. If any Warrant is transferred in part, the Company shall, at the time of surrender of such Warrant, issue to the transferee a Warrant covering the number of issuable Warrant Shares transferred and to the transferor a Warrant covering the number of issuable Warrant Shares not transferred.

       2.4 Restrictions on Exercise and Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company.

       2.5 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

       2.6 Compliance with Securities Laws. The holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and resales or other transfers of such Warrant Shares pursuant to the Securities Act:

              (a) The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and state securities laws or are exempt therefrom.

              (b) Unless then covered by an effective registration statement registering the resale of such Warrant Shares, upon issuance, a legend in substantially the following form has been or shall be placed on the certificate(s) evidencing the Warrant Shares:

       "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities act. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933, as amended, and any applicable state securities act, or (ii) Computer Integration Corp. shall have been furnished with an opinion of counsel, satisfactory to counsel for Computer Integration Corp., that registration is not required under any of such acts."

                                  ARTICLE III

                            ANTI-DILUTION PROVISIONS

       3.1    Adjustments to Number of Shares Purchasable.

              (a) The Warrants shall be exercisable for the number of shares of Common Stock in such manner that, following the complete and full exercise of the Warrant of each holder, the amount of Common Stock issued to all holders shall equal 100,000 shares of Common Stock, as adjusted, to the extent necessary, to give effect to the following events:

                     (i) In case at any time or from time to time, the holders of any class of Common Stock or Common Stock Equivalent have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) have become entitled to receive, without payment therefor:

                            (A) consideration (other than cash) by way of dividend or distribution; or

                            (B) consideration (including cash) by way of spin-off, split-up, reclassification (including any reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), recapitalization, combination of shares into a smaller number of shares, or similar corporate restructuring;

                     other than additional shares of Common Stock issued as a
              stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 3.1(a)(ii) and (iii)), then, and in each such case, the holders, on the exercise of the Warrants, shall be entitled to receive for each share of Common Stock issuable under the Warrants as of the record date fixed for such distribution, the greatest per share amount of consideration received by any holder of any class of Common Stock or Common Stock Equivalent or to which such holder is entitled. All such consideration receivable upon exercise of the Warrant with respect to such a distribution shall be deemed to be outstanding and owned by such holder for purposes of determining the amount of consideration to which such holder is entitled upon exercise of the Warrant with respect to any subsequent distribution.

                     (ii) If at any time there occurs any stock split, stock dividend, reverse stock split, or other subdivision of the Common Stock, then the number of shares of Common Stock to be received by the holder of the Warrant and the Exercise Price, subject to the limitations set forth in this Agreement, shall be proportionately adjusted.

                     (iii) In case of any reclassification or change of outstanding shares of any class of Common Stock or Common Stock Equivalent (other than a change in par value, or from par value to no par value, or from no par value to par value), or in the case of any consolidation of the Company with, or merger or share exchange of the Company with or into, another Person, or in case of any sale of all or a majority of the property, assets, business, income or revenue generating capacity, or goodwill of the Company, the Company, or such successor or other Person, as the case may be, shall provide that the Holder of the Warrant shall thereafter be entitled to receive the highest per share kind and amount of consideration received or receivable (including cash) upon such reclassification, change, consolidation, merger, share exchange, or sale by any holder of any class of Common Stock or Common Stock Equivalent that the Warrant entitles the holder to receive immediately prior to such reclassification, change, consolidation, merger, share exchange, or sale (as adjusted pursuant to Section 3.1(a)(i) and otherwise in this Agreement). Any such successor Person, which thereafter shall be deemed to be the Company for purposes of the Warrants, shall provide for adjustments that are as nearly equivalent as may be possible to the adjustments provided for by this Section 3.1.

                      (iv) If at any time the Company issues or sells any shares of any Common Stock or any Common Stock Equivalent at a per unit or share consideration (which consideration shall include the price paid upon issuance plus the minimum amount of any exercise, conversion, or similar payment made upon exercise or conversion of any Common Stock Equivalent) less than the Exercise Price or the then current Fair Market Value per share of Common Stock immediately prior to the time such Common Stock or Common Stock Equivalent is issued or sold, excluding (x) up to 1,800,000 shares of Common Stock issuable to employees performing services for the Company pursuant to stock option, stock grant or similar stock incentive plans or arrangements approved by the Board of Directors, and (y) up to 1,261,434 shares of Common Stock issuable upon conversion of 19,035.85 shares of Series D Preferred Stock and 125 shares of Series E Preferred Stock issued and outstanding on the date hereof (the "Additional Securities"), then:

                            (A) the Exercise Price shall be reduced to the lower of the prices calculated by:

                                   (I)     dividing (x) an amount equal to the
                            sum of (1) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance or sale multiplied by the then existing Exercise Price plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale on a fully diluted basis; and

                                   (II)    multiplying the then existing
                            Exercise Price by a fraction, the numerator of which is (x) the sum of (1) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance or sale, multiplied by the Fair Market Value per share of Common Stock immediately prior to such issuance or sale, plus (2) the aggregate consideration received by the Company upon such issuance or sale, (y) divided by the total number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance or sale, and the denominator of which is the Fair Market Value per share of Common Stock immediately prior to such issuance or sale (for purposes of this subsection
                            (II), the date as of which the Fair Market Value per share of Common Stock shall be computed shall be the earlier of the date upon which the Company
                            (aa) enters into a firm contract for the issuance of such shares, or (bb) issues such shares); and

                            (B) the number of shares of Common Stock for which any of the Warrants may be exercised at the Exercise Price resulting from the adjustment described in subsection (A) above shall be equal to the product of the number of shares of Common Stock purchasable under such Warrants immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment.

                     (v) In case any event occurs as to which the preceding Sections 3.1(a)(i) through (iv) are not strictly applicable, but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Agreement, then, in each such case, the holder may appoint an independent investment bank or firm of independent public accountants, which shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Agreement, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company shall promptly deliver a copy of such opinion to the holder and shall make the adjustments described in such opinion. The fees and expenses of such investment bank or independent public accountants shall be borne by the Company.

              (b) The Company shall not by any action including, without limitation, amending, or permitting the amendment of, the charter documents, bylaws, or similar instruments of the Company or through any reorganization, reclassification, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the holders against impairment or dilution. Without limiting the generality of the foregoing, the Company shall (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock and Other Securities, free and clear of all liens, encumbrances, equities, and claims and (ii) use its best efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction as may be necessary to enable the Company to perform its obligations under the Warrants. Without limiting the generality of the foregoing, the Company represents and warrants that the board of directors of the Company has determined the Exercise Price to be adequate and the issuance of the Warrants to be in the best interests of the Company.

              (c) Any calculation under this Section 3.1 shall be made to the nearest one ten-thousandth of a share and the number of issuable Warrant Shares resulting from such calculation shall be rounded up to the next whole share of Common Stock or Other Securities comprising issuable Warrant Shares.

              (d) The Company shall not, and shall not permit any Subsidiary to, issue any Capital Stock other than, Common Stock and Common Stock Equivalents.

       3.2 Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of Warrant Shares upon exercise of this Warrant.

       3.3 Reservations of Shares. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purposes of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.

       3.4 Valid Issuance. All shares of Common Stock which may be issued upon exercise of this Warrant shall upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which shall cause a contrary result (including without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

                                   ARTICLE IV

                              REGISTRATION RIGHTS

       4.1    Definitions.

       As used in this Article IV, the following capitalized terms shall have the following meanings:

       "Holder" shall mean Buyer and any of its permitted transferees who own Registrable Securities.

       "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

       "Registrable Securities" shall mean all Warrant Shares, but only so long as they remain Restricted Securities.

       "Registration Expenses" shall have the meaning assigned to such term in
Section 4.7.

       "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

       "Restricted Securities" means the Registrable Securities, other than those Registrable Securities (i) that have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) that are eligible in total for resale under Rule 144 of the Securities Act (or any successor rule or regulation).

       4.2 Securities Subject to Article IV. The securities entitled to the benefits of this Article IV are the Registrable Securities.

       4.3    Registration.  Promptly following the Closing, the Company shall
(i) prepare and file a Registration Statement on the appropriate form then available to the Company, and use its best efforts to effect the registration for resale by the Holders thereof of all the Registrable Securities, and (ii) prepare and file with the Nasdaq Stock Market an notification form for the listing of additional securities for the purpose of listing the Shares on the Nasdaq Stock Market. The Company shall use its best efforts to keep such Registration Statement effective under Rule 415 under the Securities Act until no Holders hold Registrable Securities. Each Holder agrees that if the Company determines that there are material developments that require the filing of a post-effective amendment to the Registration Statement, then each Holder registering Registrable Securities thereunder agrees to refrain from selling any Registrable Securities until the post-effective amendment is declared effective. The Company agrees to file and attempt to have declared effective such post-effective amendment as soon as possible.

       4.4    Piggyback Registration Rights.

              (a) If the Company at any time or from time to time subsequent to the date of this Agreement proposes to register any securities under the Securities Act either for its own account or the account of any selling stockholders (other than pursuant to Section 4.3 and other than pursuant to a registration statement on Forms S-4 or S-8 or any successor or similar forms), it shall give written notice to each of the Holders of Registrable Securities of its intention at least 20 days in advance of the filing of any registration statement with respect thereto. Upon the written request of any of the Holders of Registrable Securities given within 15 days after receipt of such notice, the Company, subject to Section 4.4(b), shall cause the Registrable Securities requested by the Holders to be registered, to be so registered.

              (b)    Underwritten Offerings.

                     (i) In the case of an underwritten offering by the Company of securities, the Company shall, with respect to Registrable Securities that a Holder of Registrable Securities then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company and cause such underwriters to include in any such underwriting all of the Securities that a Holder of Registrable Securities then desires to sell; provided, however, that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making.

                     (ii) If the managing underwriter with respect to an offering pursuant to this Section 4.4 requests that the number of shares of Registrable Securities of the Holder that are entitled to be registered pursuant to this Section 4.4 be reduced because of marketing factors, then the shares of Registrable Securities of the Holders that they wish to register pursuant to this
              Section 4.4 shall be reduced by such amount as the managing underwriter may determine, which reduced number of shares of Registrable Securities shall be included on a pro rata basis among the Holders of Registrable Securities who are participating in such offering.

                     (iii) Selection of Underwriters and Counsel. If any registration hereunder is to be an underwritten offering with respect to any issue of Registrable Securities, the Company shall have the right to select the investment banker or bankers and manager or managers to administer the related offering; provided that, such investment banker(s) or manager(s) shall each be either (i) nationally recognized investment banking firms, (ii) regional investment banking firms nationally recognized for their expertise and experience in financings of companies in the computer distribution business or (iii) an investment banking firm approved by a majority in interest of the Holders.

       4.5 Information. Upon making a request pursuant to Section 4.3 or 4.4, the Holder(s) of Registrable Securities shall specify the number of shares of Registrable Securities to be registered and shall also specify the intended method of disposition thereof. The Company may require the Holders to furnish to the Company such information regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in order to comply with the Securities Act. The Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

       4.6 Registration Procedures. If and whenever the Company is required by the provisions of Section 4.3 or 4.4 to effect a registration under the Securities Act, the Company shall, at its expense, as expeditiously as practicable:

              (a) In accordance with the Securities Act and the rules and regulations of the SEC, prepare and file with the SEC as expeditiously as possible (but in no event later than 30 days after the date of this Warrant, in the case of registration under Section 4.3 or after request from Holder(s) pursuant to the terms of Section 4.4) a Registration Statement in the form of an appropriate registration statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until the all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement. The Company shall prepare and file with the SEC such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period;

              (b) Furnish to the Holders participating in such registration such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of the Registrable Securities;

              (c) Use its reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Holders may reasonably request, provided that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

              (d) Notify the Holders participating in such registration, promptly after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

              (e) Notify the Holders participating in such registration promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

              (f) Prepare and promptly file with the SEC and promptly notify the Holders participating in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

              (g) Advise the Holders participating in such registration, promptly after it receives notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

              (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such a period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement.

       4.7 Expenses of Registration. All expenses of the Company incident to the Company's performance of or compliance with the provisions of this Article IV ("Registration Expenses") shall be borne by the Company including without limitation:

              (a)    All registration and filing fees;

              (b) Fees and expenses of compliance with all securities or blue sky laws (including the reasonable fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process in any such state);

              (c)    Printing, messenger, telephone and delivery expenses; and

              (d) Fees and disbursements of counsel for the Company and its independent auditors.

       Nothing in this Section 4.7 shall be deemed to require the Company to pay any underwriting discounts, selling commissions or similar fees applicable to Registrable Securities if the applicable registration results in an underwritten public offering of all or any portion of the Registrable Securities.

       In addition, the Company shall pay the reasonable fees and disbursements of one counsel selected by the Holders registering Registrable Securities in any such Registration Statement incurred in connection with the offering contemplated by such Registration Statement.

       4.8    Indemnification and Contribution.

              (a)    Indemnification by the Company. Whenever, pursuant to
       Section 4.3 or 4.4, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company shall (except as to matters covered by Section 4.8(b) hereof) indemnify and hold harmless each Holder participating in the registration, each of their officers, directors and employees, and each person, if any, who controls any such Person (collectively, the "Holder Indemnitees" and, individually, a "Holder Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Holder Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

              (b) Indemnification by Holders. Each Holder participating in such registration shall indemnify and hold harmless the Company, each of its directors, each of its officers and each other person, if any, who controls the Company, within the meaning of the Securities Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Holder Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with information furnished to the Company by such Holder for use in the preparation thereof.

              (c) Indemnification Procedures. Promptly after receipt by a Holder Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 4.8(a) or 4.8(b) of notice of the commencement of any action, such Indemnitee shall, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any Indemnitee otherwise than under such clauses except to the extent that the indemnifying party has been prejudiced by the failure to receive such notice. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after written notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee (based on the written opinion of counsel), it is advisable for such party to be represented by separate counsel because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnities. For purposes of this Section 4.8 the terms "control," and "controlling person" have the meanings which they have under the Securities Act.

              (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
       Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       4.9 Transfer of Registration Rights. The rights under this Article IV may be assigned by a Holder to a transferee or assignee of any of such Holder's Restricted Securities.

       4.10 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

              (a) Make and keep public information available, as these terms are understood and defined in Rule 144 under the Securities Act at all times after the Closing;

              (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) Furnish to Buyer forthwith upon Buyer's request (i) a written statement by the Company as to its compliance with the public information requirements of Rule 144 under the Act (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing Buyer of any rule or regulation of the SEC permitting the sale of any such securities without registration.

                                   ARTICLE V

                                 TERMS DEFINED

       As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:

       Average Market Value -- The average of the Closing Price for the security in question for the 20 trading days immediately preceding the date of determination.

       Board of Directors  --  the Board of Directors of the Company.

       Business Day  --  any day that NASDAQ is open for trading.

       Closing Price --

              (a) If the primary market for the security in question is a national securities exchange registered under the Exchange Act, the National Association of Securities Dealers Automated Quotation System -- National Market System, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security for such day, or, if there has not been a sale on such trading day, the highest closing or last bid quotation therefor on such trading day (excluding, in any case, any price that is not the result of bona fide arm's length trading); or

              (b) If the primary market for such security is not an exchange or quotation system in which last sale transactions are contemporaneously reported, the highest closing or last bona fide bid or asked quotation by disinterested Persons in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through its Automated Quotation System or its successor or such other generally accepted source of publicly reported bid quotations as the holders of the Warrant or Warrant Shares designate.

       Common Stock -- shall mean and include the Company's Common Stock, par value $.001 per share, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.1(a)(iii) hereof, the stock, securities or assets provided for in such Section 3.1(a)(iii), and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

       Common Stock Equivalent -- any option, warrant, right, or similar security exercisable into, exchangeable for, or convertible to Common Stock.

       Exchange Act -- the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as the same shall be in effect at the time.

       Fair Market Value -- (a) as to securities regularly traded in the organized securities markets, the Average Market Value; and (b) as to all securities not regularly traded in the securities markets and other property, the fair market value of such securities or property as determined in good faith by the Board of Directors of the Company at the time it authorizes the transaction (a "Valuation Event") requiring a determination of Fair Market Value under this Agreement.

       Maturity  --  5:00 p.m., Dallas, Texas time, on June 30, 2004.

       NASDAQ -- National Association of Securities Dealers Automated Quotations System.

       Other Securities -- any stock, other securities, property, or other property or rights (other than Common Stock) that the holders become entitled to receive upon exercise of the Warrants.

       Outstanding -- when used with reference to Common Stock at any date, all issued shares of Common Stock (including, without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.

       Person -- any individual, corporation, partnership, trust, limited liability company, organization, association or other entity or individual.

       Securities Act -- the Securities Act of 1933 and the rules and regulations thereunder, all as the same shall be in effect at the time.

       Warrant -- this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.4 or 6.8.

       Warrant Office  --  as defined in Section 2.1.

       Warrant Shares -- shall mean the shares of Common Stock or Other Securities purchased or purchasable by the registered holder of this Warrant or the permitted assignees of such holder upon exercise thereof pursuant to
Article I hereof.

                                   ARTICLE VI

                                 MISCELLANEOUS

       6.1 Entire Agreement. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the shares purchasable upon exercise hereof and the related transactions, and supersedes all prior arrangements or understanding with respect thereto.

       6.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

       6.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

       6.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

       6.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

       6.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 2425 Crownpoint Executive Drive, Charlotte, North Carolina 28227, or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

       6.7 Limitation of Liability; Not Shareholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

       6.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company shall make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.

       6.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: July 24, 1997.


                                           COMPUTER INTEGRATION CORP.



                                           By: /s/ Samuel C. McElhaney
                                              --------------------------
                                           Its:  Chief Executive Officer
                                               -------------------------

                                   EXHIBIT A

                              SUBSCRIPTION NOTICE

       The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder _________________ shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant as follows: ___________________________, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to, ____________________________________________________ and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

                                                  -----------------------------

Dated:______________

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY STATE (COLLECTIVELY, THE "ACTS").
NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO COMPUTER INTEGRATION CORP. TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.





                           COMPUTER INTEGRATION CORP.
                         COMMON STOCK PURCHASE WARRANT


       THIS IS TO CERTIFY THAT, COMPUTER INTEGRATION CORP., a Delaware corporation (the "Company"), hereby grants to Darryl Pounds a Warrant to purchase 100,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company (the "Common Stock"), at a purchase price per share of $1.13 (the "Exercise Price"), and to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., Dallas, Texas time, on June 30, 2004 (the "Maturity").

       Certain capitalized terms used in this Warrant are defined in Article V hereof.

                                   ARTICLE I

                              EXERCISE OF WARRANT

       1.1 Method of Exercise. This Warrant may be exercised in whole or in part at any time or from time to time on or after the date hereof and prior to Maturity on any date that is a Business Day; provided, however, that the minimum number of shares of Common Stock for which this Warrant may be exercised in part is 3,000 shares, which number is subject to adjustment in accordance with Article III hereof. To exercise this Warrant, in whole or part, the holder hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as Exhibit A hereto, stating therein the election of such holder to exercise this Warrant in the manner provided in the Subscription Notice, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder, and (c) this Warrant. This Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares and surrender of this Warrant, as aforesaid, and such date is referred to herein as the "Exercise Date". Upon such exercise, the Company shall within three Business Days issue and deliver to such holder a certificate for the full number of the Warrant Shares or Other Securities purchased by such holder hereunder, against the receipt by the Company of the total Exercise Price payable for all the Warrant Shares so purchased. Payment of the Exercise Price shall be made by either (i) certified or official bank check, (ii) cancellation of any debt owed by the Company to the holder hereof, or (iii) surrendering of Warrant Shares or other shares of Common Stock valued at the current Fair Market Value. If the holder surrenders a combination of cash, cancellation of any debt, or Warrant Shares or other shares of Common Stock, the holder shall specify the respective number of Warrant Shares to be purchased with each form of consideration, and the foregoing provisions shall be applied to each form of consideration with the same effect as if this Warrant were being separately exercised with respect to each form of consideration. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date. If this Warrant has been exercised in part, the Company shall deliver to the holder a new Warrant evidencing the rights of such holder to purchase a number of Warrant Shares with respect to which this Warrant has not been exercised, which new Warrant shall, in all other respects, be identical with this Warrant, or, at the option of the Company, appropriate notation may be made on this Warrant and this Warrant returned to such holder. The issuance of any Common Stock or Other Securities upon the exercise of the Warrant shall be made without charge to any holder for any tax, other than income taxes assessed on such holder, in respect of such issuance.

       1.2 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share which is one-half or greater. No shares shall be issued for less than one-half of a share of Common Stock.

                                   ARTICLE II

                            WARRANT OFFICE; TRANSFER

       2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the "Warrant Office"), which office shall initially be the Company's office at 2425 Crownpoint Executive Drive, Charlotte, North Carolina 28227, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States as to which written notice has previously been given to the holder of this Warrant. The Company shall maintain, at the Warrant Office, a register for the Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

       2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

       2.3 Transfer and Exchange. The Warrant and all options and rights under the Warrant are transferable, as to all or any part of the number of issuable Warrant Shares purchasable upon its exercise, by the holders of the Warrants, in person or by duly authorized attorney, on the books of the Company upon surrender of the Warrant at the principal offices of the Company, together with the form of transfer authorization attached to the Warrant duly executed. Absent any such transfer, the Company may deem and treat the registered holders of the Warrant at any time as the absolute owners of the Warrants for all purposes and shall not be affected by any notice to the contrary. If any Warrant is transferred in part, the Company shall, at the time of surrender of such Warrant, issue to the transferee a Warrant covering the number of issuable Warrant Shares transferred and to the transferor a Warrant covering the number of issuable Warrant Shares not transferred.

       2.4 Restrictions on Exercise and Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company.

       2.5 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

       2.6 Compliance with Securities Laws. The holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and resales or other transfers of such Warrant Shares pursuant to the Securities Act:

              (a) The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and state securities laws or are exempt therefrom.

              (b) Unless then covered by an effective registration statement registering the resale of such Warrant Shares, upon issuance, a legend in substantially the following form has been or shall be placed on the certificate(s) evidencing the Warrant Shares:

       "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or any state securities act. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933, as amended, and any applicable state securities act, or (ii) Computer Integration Corp. shall have been furnished with an opinion of counsel, satisfactory to counsel for Computer Integration Corp., that registration is not required under any of such acts."

                                  ARTICLE III

                            ANTI-DILUTION PROVISIONS

       3.1    Adjustments to Number of Shares Purchasable.

              (a) The Warrants shall be exercisable for the number of shares of Common Stock in such manner that, following the complete and full exercise of the Warrant of each holder, the amount of Common Stock issued to all holders shall equal 100,000 shares of Common Stock, as adjusted, to the extent necessary, to give effect to the following events:

                     (i) In case at any time or from time to time, the holders of any class of Common Stock or Common Stock Equivalent have received, or (on or after the record date fixed for the determination of shareholders eligible to receive) have become entitled to receive, without payment therefor:

                            (A) consideration (other than cash) by way of dividend or distribution; or

                            (B) consideration (including cash) by way of spin-off, split-up, reclassification (including any reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), recapitalization, combination of shares into a smaller number of shares, or similar corporate restructuring;

                     other than additional shares of Common Stock issued as a
              stock dividend or in a stock-split (adjustments in respect of which are provided for in Sections 3.1(a)(ii) and (iii)), then, and in each such case, the holders, on the exercise of the Warrants, shall be entitled to receive for each share of Common Stock issuable under the Warrants as of the record date fixed for such distribution, the greatest per share amount of consideration received by any holder of any class of Common Stock or Common Stock Equivalent or to which such holder is entitled. All such consideration receivable upon exercise of the Warrant with respect to such a distribution shall be deemed to be outstanding and owned by such holder for purposes of determining the amount of consideration to which such holder is entitled upon exercise of the Warrant with respect to any subsequent distribution.

                     (ii) If at any time there occurs any stock split, stock dividend, reverse stock split, or other subdivision of the Common Stock, then the number of shares of Common Stock to be received by the holder of the Warrant and the Exercise Price, subject to the limitations set forth in this Agreement, shall be proportionately adjusted.

                     (iii) In case of any reclassification or change of outstanding shares of any class of Common Stock or Common Stock Equivalent (other than a change in par value, or from par value to no par value, or from no par value to par value), or in the case of any consolidation of the Company with, or merger or share exchange of the Company with or into, another Person, or in case of any sale of all or a majority of the property, assets, business, income or revenue generating capacity, or goodwill of the Company, the Company, or such successor or other Person, as the case may be, shall provide that the Holder of the Warrant shall thereafter be entitled to receive the highest per share kind and amount of consideration received or receivable (including cash) upon such reclassification, change, consolidation, merger, share exchange, or sale by any holder of any class of Common Stock or Common Stock Equivalent that the Warrant entitles the holder to receive immediately prior to such reclassification, change, consolidation, merger, share exchange, or sale (as adjusted pursuant to Section 3.1(a)(i) and otherwise in this Agreement). Any such successor Person, which thereafter shall be deemed to be the Company for purposes of the Warrants, shall provide for adjustments that are as nearly equivalent as may be possible to the adjustments provided for by this Section 3.1.

                      (iv) If at any time the Company issues or sells any shares of any Common Stock or any Common Stock Equivalent at a per unit or share consideration (which consideration shall include the price paid upon issuance plus the minimum amount of any exercise, conversion, or similar payment made upon exercise or conversion of any Common Stock Equivalent) less than the Exercise Price or the then current Fair Market Value per share of Common Stock immediately prior to the time such Common Stock or Common Stock Equivalent is issued or sold, excluding (x) up to 1,800,000 shares of Common Stock issuable to employees performing services for the Company pursuant to stock option, stock grant or similar stock incentive plans or arrangements approved by the Board of Directors, and (y) up to 1,261,434 shares of Common Stock issuable upon conversion of 19,035.85 shares of Series D Preferred Stock and 125 shares of Series E Preferred Stock issued and outstanding on the date hereof (the "Additional Securities"), then:

                            (A) the Exercise Price shall be reduced to the lower of the prices calculated by:

                                   (I)     dividing (x) an amount equal to the
                            sum of (1) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance or sale multiplied by the then existing Exercise Price plus (2) the aggregate consideration, if any, received by the Company upon such issuance or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issuance or sale on a fully diluted basis; and

                                   (II)    multiplying the then existing
                            Exercise Price by a fraction, the numerator of which is (x) the sum of (1) the number of shares of Common Stock outstanding on a fully diluted basis immediately prior to such issuance or sale, multiplied by the Fair Market Value per share of Common Stock immediately prior to such issuance or sale, plus (2) the aggregate consideration received by the Company upon such issuance or sale, (y) divided by the total number of shares of Common Stock outstanding on a fully diluted basis immediately after such issuance or sale, and the denominator of which is the Fair Market Value per share of Common Stock immediately prior to such issuance or sale (for purposes of this subsection
                            (II), the date as of which the Fair Market Value per share of Common Stock shall be computed shall be the earlier of the date upon which the Company
                            (aa) enters into a firm contract for the issuance of such shares, or (bb) issues such shares); and

                            (B) the number of shares of Common Stock for which any of the Warrants may be exercised at the Exercise Price resulting from the adjustment described in subsection (A) above shall be equal to the product of the number of shares of Common Stock purchasable under such Warrants immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment.

                     (v) In case any event occurs as to which the preceding Sections 3.1(a)(i) through (iv) are not strictly applicable, but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Agreement, then, in each such case, the holder may appoint an independent investment bank or firm of independent public accountants, which shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Agreement, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company shall promptly deliver a copy of such opinion to the holder and shall make the adjustments described in such opinion. The fees and expenses of such investment bank or independent public accountants shall be borne by the Company.

              (b) The Company shall not by any action including, without limitation, amending, or permitting the amendment of, the charter documents, bylaws, or similar instruments of the Company or through any reorganization, reclassification, transfer of assets, consolidation, merger, share exchange, dissolution, issue or sale of securities, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrants, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of the holders against impairment or dilution. Without limiting the generality of the foregoing, the Company shall (i) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock and Other Securities, free and clear of all liens, encumbrances, equities, and claims and (ii) use its best efforts to obtain all such authorizations, exemptions, or consents from any public regulatory body having jurisdiction as may be necessary to enable the Company to perform its obligations under the Warrants. Without limiting the generality of the foregoing, the Company represents and warrants that the board of directors of the Company has determined the Exercise Price to be adequate and the issuance of the Warrants to be in the best interests of the Company.

              (c) Any calculation under this Section 3.1 shall be made to the nearest one ten-thousandth of a share and the number of issuable Warrant Shares resulting from such calculation shall be rounded up to the next whole share of Common Stock or Other Securities comprising issuable Warrant Shares.

              (d) The Company shall not, and shall not permit any Subsidiary to, issue any Capital Stock other than, Common Stock and Common Stock Equivalents.

       3.2 Costs. The Company shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of Warrant Shares upon exercise of this Warrant.

       3.3 Reservations of Shares. The Company shall reserve at all times so long as this Warrant remains outstanding, free from preemptive rights, out of its treasury Common Stock or its authorized but unissued shares of Common Stock, or both, solely for the purposes of effecting the exercise of this Warrant, sufficient shares of Common Stock to provide for the exercise hereof.

       3.4 Valid Issuance. All shares of Common Stock which may be issued upon exercise of this Warrant shall upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof attributable to any act or omission by the Company, and the Company shall take no action which shall cause a contrary result (including without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Common Stock).

                                   ARTICLE IV

                              REGISTRATION RIGHTS

       4.1    Definitions.

       As used in this Article IV, the following capitalized terms shall have the following meanings:

       "Holder" shall mean Buyer and any of its permitted transferees who own Registrable Securities.

       "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments to the Registration Statement of which such Prospectus is a part, and all material incorporated by reference in such Prospectus.

       "Registrable Securities" shall mean all Warrant Shares, but only so long as they remain Restricted Securities.

       "Registration Expenses" shall have the meaning assigned to such term in
Section 4.7.

       "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits, and all material incorporated by reference in such Registration Statement.

       "Restricted Securities" means the Registrable Securities, other than those Registrable Securities (i) that have been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering them or (ii) that are eligible in total for resale under Rule 144 of the Securities Act (or any successor rule or regulation).

       4.2 Securities Subject to Article IV. The securities entitled to the benefits of this Article IV are the Registrable Securities.

       4.3    Registration.  Promptly following the Closing, the Company shall
(i) prepare and file a Registration Statement on the appropriate form then available to the Company, and use its best efforts to effect the registration for resale by the Holders thereof of all the Registrable Securities, and (ii) prepare and file with the Nasdaq Stock Market an notification form for the listing of additional securities for the purpose of listing the Shares on the Nasdaq Stock Market. The Company shall use its best efforts to keep such Registration Statement effective under Rule 415 under the Securities Act until no Holders hold Registrable Securities. Each Holder agrees that if the Company determines that there are material developments that require the filing of a post-effective amendment to the Registration Statement, then each Holder registering Registrable Securities thereunder agrees to refrain from selling any Registrable Securities until the post-effective amendment is declared effective. The Company agrees to file and attempt to have declared effective such post-effective amendment as soon as possible.

       4.4    Piggyback Registration Rights.

              (a) If the Company at any time or from time to time subsequent to the date of this Agreement proposes to register any securities under the Securities Act either for its own account or the account of any selling stockholders (other than pursuant to Section 4.3 and other than pursuant to a registration statement on Forms S-4 or S-8 or any successor or similar forms), it shall give written notice to each of the Holders of Registrable Securities of its intention at least 20 days in advance of the filing of any registration statement with respect thereto. Upon the written request of any of the Holders of Registrable Securities given within 15 days after receipt of such notice, the Company, subject to Section 4.4(b), shall cause the Registrable Securities requested by the Holders to be registered, to be so registered.

              (b)    Underwritten Offerings.

                     (i) In the case of an underwritten offering by the Company of securities, the Company shall, with respect to Registrable Securities that a Holder of Registrable Securities then desires to sell, enter into an underwriting agreement with the same underwriters engaged by the Company with respect to securities being offered by the Company and cause such underwriters to include in any such underwriting all of the Securities that a Holder of Registrable Securities then desires to sell; provided, however, that such underwriting agreement is in substantially the same form as the underwriting agreement that the Company enters into in connection with the primary offering it is making.

                     (ii) If the managing underwriter with respect to an offering pursuant to this Section 4.4 requests that the number of shares of Registrable Securities of the Holder that are entitled to be registered pursuant to this Section 4.4 be reduced because of marketing factors, then the shares of Registrable Securities of the Holders that they wish to register pursuant to this
              Section 4.4 shall be reduced by such amount as the managing underwriter may determine, which reduced number of shares of Registrable Securities shall be included on a pro rata basis among the Holders of Registrable Securities who are participating in such offering.

                     (iii) Selection of Underwriters and Counsel. If any registration hereunder is to be an underwritten offering with respect to any issue of Registrable Securities, the Company shall have the right to select the investment banker or bankers and manager or managers to administer the related offering; provided that, such investment banker(s) or manager(s) shall each be either (i) nationally recognized investment banking firms, (ii) regional investment banking firms nationally recognized for their expertise and experience in financings of companies in the computer distribution business or (iii) an investment banking firm approved by a majority in interest of the Holders.

       4.5 Information. Upon making a request pursuant to Section 4.3 or 4.4, the Holder(s) of Registrable Securities shall specify the number of shares of Registrable Securities to be registered and shall also specify the intended method of disposition thereof. The Company may require the Holders to furnish to the Company such information regarding themselves and the distribution of Registrable Securities as the Company may from time to time reasonably request in order to comply with the Securities Act. The Holders agree to notify the Company as promptly as practicable of any inaccuracy or change in information they have previously furnished to the Company.

       4.6 Registration Procedures. If and whenever the Company is required by the provisions of Section 4.3 or 4.4 to effect a registration under the Securities Act, the Company shall, at its expense, as expeditiously as practicable:

              (a) In accordance with the Securities Act and the rules and regulations of the SEC, prepare and file with the SEC as expeditiously as possible (but in no event later than 30 days after the date of this Warrant, in the case of registration under Section 4.3 or after request from Holder(s) pursuant to the terms of Section 4.4) a Registration Statement in the form of an appropriate registration statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement to become and remain continuously effective until the all of the Registrable Securities covered by such Registration Statement have been sold in accordance with the intended methods of disposition of the seller or sellers set forth in such Registration Statement. The Company shall prepare and file with the SEC such amendments to such Registration Statement and supplements to the Prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and Prospectus accurate and complete during such period;

              (b) Furnish to the Holders participating in such registration such reasonable number of copies of the Registration Statement and Prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of the Registrable Securities;

              (c) Use its reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such Holders may reasonably request, provided that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to subject itself to taxation in connection with any such registration or qualification of such Registrable Securities;

              (d) Notify the Holders participating in such registration, promptly after it receives notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

              (e) Notify the Holders participating in such registration promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

              (f) Prepare and promptly file with the SEC and promptly notify the Holders participating in such registration of the filing of such amendments or supplements to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such Securities is required to be delivered under the Securities Act, any event has occurred as the result of which any such Prospectus or any other Prospectus then in effect may include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

              (g) Advise the Holders participating in such registration, promptly after it receives notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

              (h) Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to the Company's security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (or 90 days, if such a period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the applicable Registration Statement.

       4.7 Expenses of Registration. All expenses of the Company incident to the Company's performance of or compliance with the provisions of this Article IV ("Registration Expenses") shall be borne by the Company including without limitation:

              (a)    All registration and filing fees;

              (b) Fees and expenses of compliance with all securities or blue sky laws (including the reasonable fees and disbursements of counsel for the Company in connection with blue sky qualifications of the Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process in any such state);

              (c)    Printing, messenger, telephone and delivery expenses; and

              (d) Fees and disbursements of counsel for the Company and its independent auditors.

       Nothing in this Section 4.7 shall be deemed to require the Company to pay any underwriting discounts, selling commissions or similar fees applicable to Registrable Securities if the applicable registration results in an underwritten public offering of all or any portion of the Registrable Securities.

       In addition, the Company shall pay the reasonable fees and disbursements of one counsel selected by the Holders registering Registrable Securities in any such Registration Statement incurred in connection with the offering contemplated by such Registration Statement.

       4.8    Indemnification and Contribution.

              (a)    Indemnification by the Company. Whenever, pursuant to
       Section 4.3 or 4.4, a Registration Statement relating to the Registrable Securities is filed under the Securities Act, the Company shall (except as to matters covered by Section 4.8(b) hereof) indemnify and hold harmless each Holder participating in the registration, each of their officers, directors and employees, and each person, if any, who controls any such Person (collectively, the "Holder Indemnitees" and, individually, a "Holder Indemnitee"), against any losses, claims, damages or liabilities, joint or several, to which such Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Holder Indemnitee for all legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action.

              (b) Indemnification by Holders. Each Holder participating in such registration shall indemnify and hold harmless the Company, each of its directors, each of its officers and each other person, if any, who controls the Company, within the meaning of the Securities Act (collectively, the "Company Indemnitees" and, individually, a "Company Indemnitee") and each other Holder Indemnitee against all losses, claims, damages or liabilities, joint or several, to which any of the Company Indemnitees or the other Holder Indemnitees may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only if, and to the extent that, such statement or omission was in reliance upon and in conformity with information furnished to the Company by such Holder for use in the preparation thereof.

              (c) Indemnification Procedures. Promptly after receipt by a Holder Indemnitee or a Company Indemnitee (collectively, "Indemnitees" and, individually, an "Indemnitee") under Section 4.8(a) or 4.8(b) of notice of the commencement of any action, such Indemnitee shall, if a claim in respect thereof is to be made against the indemnifying party under such clause, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which it may have to any Indemnitee otherwise than under such clauses except to the extent that the indemnifying party has been prejudiced by the failure to receive such notice. In case any such action shall be brought against any Indemnitee, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee, and after written notice from the indemnifying party to such Indemnitee of its election to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such clause for any legal or other expenses subsequently incurred by such Indemnitee in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnitee shall have the right to employ one counsel to represent such Indemnitee if, in the reasonable judgment of such Indemnitee (based on the written opinion of counsel), it is advisable for such party to be represented by separate counsel because a conflict of interest exists between such indemnified and indemnifying party in respect of such claim, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. Notwithstanding the foregoing, if the Company is an Indemnitee, the Company shall designate the one counsel, and in all other circumstances, the one counsel shall be designated by a majority in interest based upon the Registrable Securities of the Indemnities. For purposes of this Section 4.8 the terms "control," and "controlling person" have the meanings which they have under the Securities Act.

              (d) Contribution. If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, then the indemnifying party shall contribute to the amount paid or payable by the Indemnitee as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other from the registration or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the Indemnitee than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the Indemnitee on the other but also the relative fault of the indemnifying party and the Indemnitee as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
       Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

       4.9 Transfer of Registration Rights. The rights under this Article IV may be assigned by a Holder to a transferee or assignee of any of such Holder's Restricted Securities.

       4.10 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

              (a) Make and keep public information available, as these terms are understood and defined in Rule 144 under the Securities Act at all times after the Closing;

              (b) File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

              (c) Furnish to Buyer forthwith upon Buyer's request (i) a written statement by the Company as to its compliance with the public information requirements of Rule 144 under the Act (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents as may be reasonably requested in availing Buyer of any rule or regulation of the SEC permitting the sale of any such securities without registration.

                                   ARTICLE V

                                 TERMS DEFINED

       As used in this Warrant, unless the context otherwise requires, the following terms have the respective meanings set forth below or in the Section indicated:

       Average Market Value -- The average of the Closing Price for the security in question for the 20 trading days immediately preceding the date of determination.

       Board of Directors  --  the Board of Directors of the Company.

       Business Day  --  any day that NASDAQ is open for trading.

       Closing Price --

              (a) If the primary market for the security in question is a national securities exchange registered under the Exchange Act, the National Association of Securities Dealers Automated Quotation System -- National Market System, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security for such day, or, if there has not been a sale on such trading day, the highest closing or last bid quotation therefor on such trading day (excluding, in any case, any price that is not the result of bona fide arm's length trading); or

              (b) If the primary market for such security is not an exchange or quotation system in which last sale transactions are contemporaneously reported, the highest closing or last bona fide bid or asked quotation by disinterested Persons in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through its Automated Quotation System or its successor or such other generally accepted source of publicly reported bid quotations as the holders of the Warrant or Warrant Shares designate.

       Common Stock -- shall mean and include the Company's Common Stock, par value $.001 per share, authorized on the date of the original issue of this Warrant and shall also include (i) in case of any reorganization, reclassification, consolidation, merger, share exchange or sale, transfer or other disposition of assets of the character referred to in Section 3.1(a)(iii) hereof, the stock, securities or assets provided for in such Section 3.1(a)(iii), and (ii) any other shares of common stock of the Company into which such shares of Common Stock may be converted.

       Common Stock Equivalent -- any option, warrant, right, or similar security exercisable into, exchangeable for, or convertible to Common Stock.

       Exchange Act -- the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as the same shall be in effect at the time.

       Fair Market Value -- (a) as to securities regularly traded in the organized securities markets, the Average Market Value; and (b) as to all securities not regularly traded in the securities markets and other property, the fair market value of such securities or property as determined in good faith by the Board of Directors of the Company at the time it authorizes the transaction (a "Valuation Event") requiring a determination of Fair Market Value under this Agreement.

       Maturity  --  5:00 p.m., Dallas, Texas time, on June 30, 2004.

       NASDAQ -- National Association of Securities Dealers Automated Quotations System.

       Other Securities -- any stock, other securities, property, or other property or rights (other than Common Stock) that the holders become entitled to receive upon exercise of the Warrants.

       Outstanding -- when used with reference to Common Stock at any date, all issued shares of Common Stock (including, without duplication, shares deemed issued pursuant to Article III) at such date, except shares then held in the treasury of the Company.

       Person -- any individual, corporation, partnership, trust, limited liability company, organization, association or other entity or individual.

       Securities Act -- the Securities Act of 1933 and the rules and regulations thereunder, all as the same shall be in effect at the time.

       Warrant -- this Warrant and any successor or replacement Warrant delivered in accordance with Section 2.4 or 6.8.

       Warrant Office  --  as defined in Section 2.1.

       Warrant Shares -- shall mean the shares of Common Stock or Other Securities purchased or purchasable by the registered holder of this Warrant or the permitted assignees of such holder upon exercise thereof pursuant to
Article I hereof.

                                   ARTICLE VI

                                 MISCELLANEOUS

       6.1 Entire Agreement. This Warrant contains the entire agreement between the holder hereof and the Company with respect to the shares purchasable upon exercise hereof and the related transactions, and supersedes all prior arrangements or understanding with respect thereto.

       6.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

       6.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way effect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

       6.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

       6.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

       6.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 2425 Crownpoint Executive Drive, Charlotte, North Carolina 28227, or such other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

       6.7 Limitation of Liability; Not Shareholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of shareholders for the election of directors of the Company or any other matter whatsoever as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

       6.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company shall make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.

       6.9 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.





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



       IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: July 24, 1997.


                                           COMPUTER INTEGRATION CORP.



                                           By: /s/ Samuel C. McElhaney
                                               -------------------------
                                           Its:  Chief Executive Officer
                                               -------------------------

                                   EXHIBIT A

                              SUBSCRIPTION NOTICE

       The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder _________________ shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant as follows: ___________________________, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to, ____________________________________________________ and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.


                                                     ---------------------------

Dated:______________